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                        AMENDMENT TO OPTION EXCHANGE AGREEMENT


    AMENDMENT to OPTION EXCHANGE AGREEMENT, dated July __, 1996 (the "Amendment") between Universal Outdoor, Inc., an Illinois corporation ("UOI"), Universal Outdoor Holdings, Inc., a Delaware corporation ("Holdings"), William
H. Smith (the "Optionee"), Daniel L. Simon ("Mr. Simon") and Brian T. Clingen ("Mr. Clingen") amending that certain Option Exchange Agreement dated November 18, 1993 (the "Agreement") between UOI, Universal Outdoor II Holding Company, a predecessor of Holdings, and the Optionee.

    WHEREAS, certain options to purchase Common Stock of Holdings were granted to the Optionee pursuant to the Agreement;

    WHEREAS, pursuant to the 1996 Warrant Plan of Holdings, Mr. Simon and Mr. Clingen received warrants exercisable for Common Stock of Holdings and, as partial consideration for such warrants, Mr. Simon and Mr. Clingen have agreed to assume the obligation of Holdings to offer Common Stock to the Optionee pursuant to the option to purchase Common Stock of Holdings granted to the Optionee under the Agreement;

    WHEREAS, the parties hereto desire to shift the obligation of Holdings to offer Common Stock for purchase pursuant to the option granted to the Optionee under the Agreement to Mr. Simon and Mr. Clingen;

    NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, it is agreed by and between the parties as follows:

1.  DEFINITIONS.

    Capitalized terms used herein and not defined have the

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meanings ascribed to them in the Agreement.

2.  AMENDMENT TO AGREEMENT.

    This Amendment will be effective to amend the Agreement as to the parties obligated to offer shares of Common Stock to the Optionee pursuant to the UHC Option granted under the Agreement. Mr. Simon and Mr. Clingen, pursuant to the allocation described below in Section 3 hereof, hereby grant to the Optionee the right, privilege, and option (the "Holdings Option") to purchase shares of Common Stock of Holdings in an amount and for the purchase price described in the Agreement and pursuant to all other terms of the Agreement. Holdings extinguishes the UHC Option in exchange for the Holdings Option.

3.  ALLOCATION OF OPTIONEE'S HOLDINGS OPTION BETWEEN MR. SIMON AND MR. CLINGEN.

    Upon the exercise of the Holdings Option by Optionee, the shares of Common Stock of Holdings required to be offered to the Optionee in order to satisfy the exercise of the Holdings Option will be contributed by Mr. Simon and Mr. Clingen on a pro rata basis consistent with their relative current ownership of shares of Common Stock of Holdings with Mr. Simon contributing 83.12% and Mr. Clingen contributing 16.88% of the total number of shares of Common Stock needed to satisfy Optionee's exercise of the Holdings Option. Similarly, the consideration to be paid upon exercise of the Holdings Option will be distributed to Mr. Simon and Mr. Clingen with Mr. Simon receiving 83.12% or $108,056 and Mr. Clingen receiving 16.88% or $21,944.


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4.  REPRESENTATIONS AND WARRANTIES OF OPTIONEE.

    Optionee hereby represents and warrants to Mr. Simon and Mr. Clingen (a) that the UHC Option being exchanged pursuant to the terms of this Amendment is not subject to any lien, security interest or other encumbrance; (b) that the Optionee has entered into this Amendment and has acquired any stock hereunder as investment for his own account and not as nominee or for the benefit of any other person or with the intent to resell the stock to any other person; and (c) that the Optionee understands that any stock issued hereunder has not been registered under the federal or state securities laws in reliance upon certain exemptions, and that any shares acquired hereunder may not be transferred unless those shares have been effectively registered which Holdings does not hereby undertake to accomplish or Holdings shall have received the written opinion of its counsel that registration is not required. Optionee agrees that this Amendment shall be void if the foregoing representation is untrue at the time of exercise.

4.  INCORPORATION OF AGREEMENT.

    All terms of the Agreement not directly modified by this Amendment are hereby incorporated by reference herein with all references to the "UHC Option" now referring to the Holdings Option granted in section 1 above. The parties hereto acknowledge and agree that, upon the effectiveness of this Amendment, the Agreement shall be amended by the Amendment and the terms of the Agreement shall be superseded by the terms of the Amendment to the extent any terms of the Amendment conflict with terms in the Agreement.


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5.  BINDING EFFECT.

    This Agreement shall be binding on the respective legal successors of the parties.


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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                  UNIVERSAL OUTDOOR, INC.


                                  By: __________________________
                                       Name:
                                       Title:

                                  UNIVERSAL OUTDOOR HOLDINGS, INC.


                                  By: __________________________
                                       Name:
                                       Title:


                                  WILLIAM H. SMITH


                                  By: __________________________
                                       William H. Smith


                                  DANIEL L. SIMON


                                  By: ___________________________
                                       Daniel L. Simon


                                  BRIAN T. CLINGEN


                                  By: ___________________________
                                       Brian T. Clingen


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